Rule 497(e)
File Nos. 333-194100 and 811-08183

SCHWAB ADVISOR CHOICE VARIABLE ANNUITYTM

SUPPLEMENT dated July 3, 2014
to the Prospectus
dated May 29, 2014
for the Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company of New York

Effective immediately, the section entitled “Guarantee Benefit Fee” on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

“Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund(s) Value no later than the 10th Business Day of the month following the calendar quarter end by means of the cancellation of Accumulation Units. The Guarantee Benefit Fee will be calculated based on your Covered Fund(s) Value, subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee is 0.95% of the Covered Fund(s) Value held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund(s) Value. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need the happening of any event before we may change the Guarantee Benefit Fee.
Unless otherwise stated, any change to the fee will affect all assets in the Covered Fund(s) in the Income Segment.
If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.”

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Effective immediately, the description and investment object for the Delaware VIP Smid Cap Growth Series on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

“Delaware VIP Smid Cap Growth Series-Standard Class Shares seeks long-term capital appreciation. Sub-advised by Jackson Square Partners, LLC of San Francisco, CA.”

* * * * *

Effective August 11, 2014, the “DWS Funds” will become known as the “Deutsche Funds” and the following name changes will occur in the Prospectus:

Old Name	New Name

DWS Variable Series I	Deutsche Variable Series I
DWS Capital Growth VIP	Deutsche Capital Growth VIP
DWS Core Equity VIP	Deutsche Core Equity VIP
DWS Global Small Cap Growth VIP	Deutsche Global Small Cap Growth VIP

DWS Variable Series II	Deutsche Variable Series II
DWS Large Cap Value VIP	Deutsche Large Cap Value VIP
DWS Small Mid Cap Growth VIP	Deutsche Small Mid Cap Growth VIP
DWS Small Mid Cap Value VIP	Deutsche Small Mid Cap Value VIP

DWS Investments VIT Funds	Deutsche Investments VIT Funds
DWS Small Cap Index VIP	Deutsche Small Cap Index VIP

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 29, 2014. Please keep this supplement for future reference.

REG81562-00 00120272 ADVISOR CHOICE NY ANNUITY SUPPLEMENT